Exhibit 99.1

SUNation Energy Announces Review of Strategic Alternatives to Maximize Shareholder Value

RONKONKOMA, N.Y., April 9, 2026 (GLOBE NEWSWIRE) -- SUNation Energy, Inc. (Nasdaq: SUNE) (“SUNation” or “the Company”), a leading provider of residential and commercial solar energy systems, battery storage solutions, and comprehensive energy services, today announced that its Board of Directors has authorized the review of a full range of strategic alternatives aimed at increasing shareholder value and best positioning the Company for long-term success.

The review will consider a broad spectrum of possible actions, including, but not limited to, a potential sale of the Company, strategic business combinations, acquisitions, divestitures of assets, further optimization of the corporate structure, or other strategic or financial transactions that could enhance shareholder value.

The strategic review process is at a preliminary stage. SUNation has not set a timetable for its completion, and there can be no assurance that the exploration will result in any specific transaction or outcome. The Company does not intend to provide additional updates regarding this process unless the Board approves a particular course of action or determines additional disclosure is appropriate.

Advisors

Maxim Group LLC is serving as SUNation’s M&A and financial advisor. Rimon PC is serving as legal counsel, and Alliance Advisors is providing investor relations and proxy solicitation services.

As discussed on SUNation’s earnings call on March 18th, 2026, the company has undergone a comprehensive transformation to strengthen its financial foundation and position the Company for sustainable growth. Under the direction of its Board of Directors and current leadership team, management has successfully streamlined operations, reduced expenses, improved the balance sheet, and modernized the Company’s corporate structure. Key initiatives included the elimination of legacy financing instruments, repayment of high-cost debt, enhance corporate governance, and targeted workforce and vendor optimization efforts.

“The completion of our transformation strategy has created a solid foundation for SUNation’s future”, Scott Maskin, Chief Executive Officer of SUNation. “With a healthier balance sheet, stronger operations, and a renewed strategic focus, we are ready to explore new pathways to drive growth and deliver enduring value for our shareholders, customers, and employees.”

ABOUT SUNATION ENERGY, INC.

SUNation Energy Inc. (Nasdaq: SUNE) is a leading provider of sustainable solar energy and backup power solutions to residential, commercial, and municipal customers. The Company designs, installs, finances, and services solar energy systems and related technologies, helping customers reduce energy costs, increase energy independence, and transition to cleaner energy solutions.

For more information, visit ir.sunation.com

CONTACTS

Scott Maskin

Chief Executive Officer

SUNation Energy, Inc.

smaskin@sunation.com

James Brennan

Chief Financial Officer

SUNation Energy, Inc.

jbrennan@sunation.com

Justin Rabinowitz

Investment Banking

Maxim Group LLC

jrabinowitz@maximgrp.com

Matthew Mavrogian
Investment Banking
Maxim Group LLC
mmavrogian@maximgrp.com

SUNation Energy, Inc. Investor Relations

Alliance Advisors IR IR@sunation.com

FORWARD-LOOKING STATEMENTS

Our prospects here at SUNation Energy Inc. are subject to uncertainties and risks. This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. The Company intends that such forward-looking statements be subject to the safe harbor provided by the foregoing Sections. These forward-looking statements are based largely on the expectations or forecasts of future events, can be affected by inaccurate assumptions, and are subject to various business risks and known and unknown uncertainties, a number of which are beyond the control of management. Therefore, actual results could differ materially from the forward-looking statements contained in this presentation. The Company cannot predict or determine after the fact what factors would cause actual results to differ materially from those indicated by the forward-looking statements or other statements. The reader should consider statements that include the words “believes”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “projects”, “should”, or other expressions that are predictions of or indicate future events or trends, to be uncertain and forward-looking. We caution readers not to place undue reliance upon any such forward-looking statements. The Company does not undertake to publicly update or revise forward-looking statements, whether because of new information, future events or otherwise. Additional information respecting factors that could materially affect the Company and its operations are contained in the Company’s filings with the SEC which can be found on the SEC’s website at www.sec.gov.

Source: SUNation Energy, Inc.